UNITED STATES OF AMERICA
BEFORE THE
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C.

In the Matter of METROPOLITAN COMMERCIAL BANK New York, New York	Docket Nos. 23-018-B-SM 23-018-CMP-SM Order to Cease and Desist and Order of Assessment of a Civil Money Penalty Issued Upon Consent Pursuant to the Federal Deposit Insurance Act, as Amended

WHEREAS, Metropolitan Commercial Bank, New York, New York ("MCB" or the "Bank") is a state-chartered member of the Federal Reserve System;

WHEREAS, the Board of Governors of the Federal Reserve System (the "Board of Governors") is the appropriate federal supervisor of MCB;

WHEREAS, the Board of Governors and the Federal Reserve Bank of New York (the "Reserve Bank") conducted an investigation of MCB's issuance of general purpose reloadable prepaid cards ("Accounts") with MovoCash, Inc. ("Movo"), a former third-party program manager for MCB's Global Payments Group ("GPG"), that identified deficiencies in the Bank's third-party risk management and compliance with the Customer Identification Program ("CIP") rule (31 C.F.R. § 1020.220) issued under the Bank Secrecy Act ("BSA") (31 U.S.C. § 5311 *et seq.*) by the U.S. Department of the Treasury;

WHEREAS, the CIP rule requires MCB to implement as part of its anti-money laundering ("AML") compliance program a CIP that includes risk-based procedures for opening an account that verify the identity of each customer sufficient to enable MCB to form a reasonable belief that it knows the customer's true identity, 31 C.F.R. § 1020.220(a);

WHEREAS, from April through July 2020, MCB received multiple reports indicating widespread fraud related to the Movo program and continued to issue Movo Accounts to applicants for whom the Bank did not have a reasonable belief that it knew their true identity;

WHEREAS, although MCB took steps to identify and block or close fraudulent Accounts during this period, those steps were ineffective;

WHEREAS, during this period, illicit actors using stolen identities obtained from unknown sources used the fraudulent Movo Accounts to collect more than $300 million in illegally obtained state unemployment insurance benefits, approximately $200 million of which has not been recovered;

WHEREAS, on July 20, 2020, MCB suspended the issuance of all new Accounts with the Movo program;

WHEREAS, from January through July 2020, MCB failed to maintain an adequate third-party risk management program to oversee the Bank's issuance of Accounts for the Movo program;

WHEREAS, as a result of the issuance of fraudulent Movo Accounts, MCB incurred pecuniary gain in the form of increased aggregate interchange and transaction fees;

WHEREAS, MCB terminated its relationship with Movo in 2020 and has fully off-boarded Movo as a GPG program manager;

WHEREAS, the unsafe or unsound practice and violation of law described above warrant the assessment of a civil money penalty by the Board of Governors against MCB under section 8(i)(2)(B) of the Federal Deposit Insurance Act, as amended (the "FDI Act") (12 U.S.C. § 1818(i)(2)(B));

WHEREAS, it is the common goal of the Board of Governors, the Reserve Bank, and MCB to ensure that the Bank maintains an effective third-party risk management program and

complies with all federal laws, rules, and regulations relating to anti-money laundering ("AML") compliance, including the Bank Secrecy Act ("BSA") (31 U.S.C. § 5311 *et seq.*) and the rules and regulations issued thereunder by the U.S. Department of the Treasury (31 C.F.R. Chapter X), including the CIP rule (31 C.F.R. § 1020.220) (collectively, the "BSA/AML Requirements");

WHEREAS, MCB has taken steps to remedy the deficiencies identified herein, and has committed to adopting all necessary and appropriate steps;

WHEREAS, the Board of Governors is issuing this Consent Order to Cease and Desist and Order of Assessment of a Civil Money Penalty (this "Order");

WHEREAS, the board of directors of the Bank, at a duly constituted meeting, adopted a resolution authorizing and directing the undersigned to enter into this Order on behalf of the Bank, thereby consenting to compliance with each and every provision of this Order by MCB and waiving all rights that the Bank may have pursuant to section 8 of the FDI Act, including, but not limited to: (i) the issuance of a notice of charges on any matters set forth in this Order; (ii) a hearing for the purpose of taking evidence on any matters set forth in this Order; (iii) judicial review of this Order; and (iv) challenge or contest, in any manner, the basis, issuance, validity, terms, effectiveness or enforceability of the Order or any provision hereof.

NOW, THEREFORE, before the filing of any notices, or the taking of any testimony or adjudication of or finding on any issue of fact or law herein, and without MCB admitting or denying any allegation made or implied by the Board of Governors in connection herewith, and solely for the purpose of settlement of this matter without a formal proceeding being filed and without the necessity for protracted litigation or extended hearings or testimony, it is hereby ordered, pursuant to sections 8(b)(1) and 8(i)(2) of the FDI Act (12 U.S.C. §§ 1818(b)(1) and 1818(i)(2)), that the Bank shall:

Board Oversight

1. Within 90 days of this Order, MCB's board of directors shall submit a plan to further strengthen board oversight of the management and operations of the GPG acceptable to the Reserve Bank. The plan shall include the following three items:

(a) actions the board of directors will take to ensure adequate oversight of new products, programs, services, and business lines offered by the GPG;

(b) measures to ensure that Bank management further strengthens and improves the BSA/AML compliance and third-party risk management programs applicable to the GPG; and

(c) steps to improve the information and reports that are regularly reviewed by the Bank's board of directors or a committee of the board in their oversight of the operation and management of the GPG, including reports related to new products, programs, consumer complaints, suspicious activities, fraud, and changes to the routine and usual business of existing customers.

New Product Review Program

2. Within 90 days of this Order, MCB shall submit a written program for the review of new products, programs, services, business lines, or program managers, including those that offer prepaid cards, acceptable to the Reserve Bank. The program shall include the following six items:

(a) policies and procedures for the assessment of potential risks, including, but not limited to, compliance, reputational, and fraud risks associated with proposed new products, programs, services, business lines, or program managers;

(b) clearly defined roles, responsibilities, and accountability for the assessment of risks associated with new products, programs, services, business lines, or program managers;

(c) a requirement that, prior to implementation, distribution, or marketing, all new products, programs, services, business lines, or program managers receive the written approval of the board of directors or its Operational Risk Management Committee;

(d) policies for the implementation of appropriate risk management procedures and controls for new products, programs, services, business lines, or program managers;

(e) provisions to determine the appropriate customer base to whom new products, services, or business lines may be marketed, and to ensure that the products, programs, services, or business lines are marketed to an appropriate customer base in a legally permissible manner; and

(f) measures to ensure that the risk assessments of existing and/or adopted products, programs, services, business lines, or program managers apply a common methodology to rate risk; are updated on an ongoing basis to incorporate changes to products, programs, services, or business lines, or changes to risk factors associated with the products, programs, services, business lines, or program managers; and that marketing and management of the products, programs, services, or business lines are adjusted based on the results of any such updates.

Customer Identification Program

3. Within 90 days of this Order, the Bank shall submit a plan to enhance its customer identification program, including oversight of responsibilities performed by GPG program managers, acceptable to the Reserve Bank. The plan shall include the following two items:

(a) risk-based policies, procedures, and controls appropriate for the Bank's size and type of business reasonably designed to ensure compliance with the requirements of 31 C.F.R. § 1020.220, including, but not limited to, policies, procedures, and controls that:

(i) enable the Bank to form a reasonable belief that it knows the true identity of each customer;

(ii) ensure the verification of each customer's identity to the extent reasonable and practicable within a reasonable time after an account is opened;

(iii) describe when a risk assessment or other circumstances require the Bank to use documentary methods, non-documentary methods, or a combination of both to verify a customer's identity; and

(iv) address the circumstances in which the Bank cannot form a reasonable belief that it knows the true identity of a customer;

(b) procedures for escalation of the Bank's risk assessment and verification methods to the board of directors or a committee thereof in appropriate circumstances.

Customer Due Diligence

4. Within 90 days of this Order, the Bank shall submit a plan to improve its customer due diligence program, including oversight of responsibilities performed by GPG program managers, acceptable to the Reserve Bank. The plan shall include the following four items:

(a) Risk-based policies, procedures, and controls to ensure that complete and accurate customer information is collected, analyzed, and retained for account holders, including, but not limited to:

(i) documentation necessary to verify the identity, occupation, and business activities of the customer;

(ii) documentation necessary to understand the normal and expected transactions of the customer;

(iii) documentation necessary to understand the geographic location of the customer; and

(iv) documentation necessary to identify accounts owned or controlled by the same person or group;

(b) an enhanced methodology for assigning risk ratings to account holders that considers all relevant factors including, but not limited to, type and geographic location of customer, and type of products and services;

(c) a risk-focused assessment of the Bank's account holders to:

(i) identify the categories of customers whose transactions and banking activities are routine and usual;

(ii) identify the categories of customers that pose a heightened risk of conducting potentially illicit activities through the Bank; and

(iii) determine the appropriate level of enhanced due diligence necessary for the categories of customers that pose a heightened risk;

(d) procedures to ensure periodic reviews and evaluations are conducted and documented for all account holders.

Third-Party Risk Management Program

5. Within 90 days of this Order, the Bank shall submit a plan to enhance its third-party risk management program for third parties that have a relationship with GPG or otherwise provide or facilitate the Bank's provision of products or services to consumers acceptable to the Reserve Bank. The plan shall include the following four items:

(a) policies and procedures to ensure third-party service providers, including prepaid card program managers and payment processors, and their agents and subcontractors are adequately and effectively complying with state and federal laws applicable to the Bank, including by enhancing oversight of those entities by the Bank's senior management to identify and mitigate compliance risk, such as developing appropriate management information systems to track and report to the board of directors prepaid card issues, risks, consumer complaints, and remediation activities;

(b) an appropriate third-party risk management oversight program, including standards for initial and ongoing due diligence and risk assessments and termination of program managers, which must address:

(i) processes for onboarding new program managers and prepaid card programs;

(ii) processes for routine monitoring and testing of program managers and related third-party service providers;

(iii) processes for tracking and reporting the status and timely resolution of audit and examination findings related to prepaid card programs and program managers to the board of directors; and

(iv) program manager activity limits and risk tolerances;

(c) policies and procedures to ensure that the Bank's Chief Compliance Officer has sufficient knowledge, skills, resources, and training to effectively oversee the Bank's prepaid card programs and that the Bank's and its program managers' compliance functions are adequately staffed; and

(d) an identity theft prevention program designed to detect, prevent, and mitigate identity theft in connection with covered accounts, as defined by 12 C.F.R. § 222.90(b)(3), and procedures to ensure that the program is adequately developed, implemented, and overseen by the Chief Compliance Officer, who shall be responsible for making timely reports to the board of directors on material matters related to the program, including its effectiveness, arrangements with third-party service providers, significant incidents involving identity theft, and recommendations for material changes to the program.

Assessment of Civil Money Penalty

6. The Board of Governors hereby assesses against MCB a civil money penalty in connection with the conduct described above in the amount of $14,478,676, which shall be remitted by the Bank at the time of the execution of this Order by Fedwire transfer of immediately available funds to the Federal Reserve Bank of Richmond, ABA No. 051000033, beneficiary, Board of Governors. The Federal Reserve Bank of Richmond, on behalf of the Board of Governors, shall distribute this sum to the U.S. Department of the Treasury, pursuant to section 8(i) of the FDI Act (12 U.S.C. § 1818(i)). This penalty is a penalty paid to a government agency for a violation of law for purposes of 26 U.S.C. § 162(f) and 26 C.F.R. § 1.162-21.

Approval, Implementation, and Progress Reports

7. (a) MCB shall submit the written plans, program, and/or reports that are acceptable to the Reserve Bank as set forth in paragraphs 1 through 6 of this Order. Each plan or program shall contain a timeline for full implementation of the plan or program with specific deadlines for completion of each component of the plan or program.

(b) Within 10 days of approval by the Reserve Bank, the Bank shall adopt the approved plans and programs. Upon adoption, the Bank shall promptly implement the approved plans and programs, and thereafter fully comply with them.

(c) During the term of this Order, the approved plans and programs shall not be amended or rescinded without the prior written approval of the Reserve Bank.

8. Within 30 days after the end of the first full calendar quarter following the date of this Order, and quarterly thereafter, the Bank shall submit to the Reserve Bank written progress reports detailing the form and manner of all actions taken to secure compliance with this Order and the results thereof.

Notices

9. All communications regarding this Order shall be sent to:

(a) Richard M. Ashton
Deputy General Counsel
Jason Gonzalez
Assistant General Counsel
Board of Governors of the Federal Reserve System
20th & C Street, N.W.
Washington, D.C. 20551

(b) Mayra Gonzalez
Institutional Supervision Manager
Federal Reserve Bank of New York
33 Liberty Street
New York, New York 10045

(c) Mark R. DeFazio
Metropolitan Commercial Bank
99 Park Avenue, 12th Floor
New York, New York 10016

With a copy to:

(d) Nicole Friedlander, Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Miscellaneous

10. Notwithstanding any provision of this Order to the contrary, the Reserve Bank may, in its discretion, grant written extensions of time to MCB to comply with this Order.

11. The provisions of this Order shall be binding upon MCB and each of its institution-affiliated parties, as defined in sections 3(u) and 8(b)(4) of the FDI Act (12 U.S.C. §§ 1813(u) and 1818(b)(4)), in their capacities as such, and their successors and assigns.

12. Each provision of this Order shall remain effective and enforceable until stayed, modified, terminated, or suspended in writing by the Reserve Bank.

13. Except as otherwise provided in this paragraph, the Board of Governors hereby agrees not to initiate any further enforcement actions, including for civil money penalties, against MCB, and its affiliates, successors and assigns, with respect to the Movo-related conduct described in the WHEREAS clauses of this Order to the extent fully known by the Board of Governors as of the effective date of this Order. This release and discharge shall not preclude or affect (i) any right of the Board of Governors to determine and ensure compliance with this Order, (ii) any proceedings brought by the Board of Governors to enforce the terms of this order, or (iii) any proceedings brought by the Board of Governors against individuals who are or were institution-affiliated parties of MCB.

14. Except as provided in paragraph 13, the provisions of this Order shall not bar, estop, or otherwise prevent the Board of Governors, the Reserve Bank, or any other federal or state agency from taking any other action affecting MCB, any subsidiary thereof, or any of their current or former institution-affiliated parties and their successors and assigns.

15. Nothing in this Order, express or implied, shall give to any person or entity, other than the parties hereto and their successors hereunder, any legal or equitable right, remedy or claim under this Order.

By Order of the Board of Governors of the Federal Reserve System effective this 16 day of October, 2023.

METROPOLITAN COMMERCIAL BANK	BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
By: ______	By: ANN MISBACK Digitally signed by ANN MISBACK Date: 2023.10.16 17:07:02 -04'00'
Mark R. DeFazio President and Chief Executive Officer	Ann E. Misback Secretary of the Board